Exhibit 99.2

MEDALIST DIVERSIFIED REIT, INC.

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Unaudited Pro Forma Consolidated Balance Sheet as of June 30, 2021

and

Unaudited Pro Forma Consolidated Statement of Operations for the Six Months ended June 30, 2021 and year ended December 31, 2021

Summary of Unaudited Pro Forma Consolidated Financial Statements

The following unaudited pro forma consolidated financial statements and accompanying notes should be read in conjunction with the unaudited condensed consolidated balance sheet of Medalist Diversified REIT, Inc. and Subsidiaries (collectively, the “Company”) as of June 30, 2021, the related unaudited condensed consolidated statement of operations for the six months ended June 30, 2021, and the audited consolidated statement of operations for the year ended December 31, 2020.

The following unaudited pro forma consolidated balance sheet as of June 30, 2021 has been prepared to give effect to the acquisition of the Greenbrier Business Center as if the acquisition occurred on June 30, 2021.

The following unaudited pro forma consolidated statements of operation for the six months ended June 30, 2021 has been prepared to give effect to the acquisition of (i) the Greenbrier Business Center and (ii) the Lancer Center as if the acquisitions had occurred on January 1, 2021.

The following unaudited pro forma consolidated statements of operation for the year ended December 31, 2020 has been prepared to give effect to the acquisition of (i) the Greenbrier Business Center and (ii) the Lancer Center as if the acquisitions had occurred on January 1, 2020.

These unaudited pro forma consolidated financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisitions of the Greenbrier Business Center and the Lancer Center been consummated as of the date indicated.

Medalist Diversified REIT, Inc. and Subsidiaries

Unaudited Pro Forma Consolidated Balance Sheet

As of June 30, 2021

		Pro Forma
		Adjustments
	Historical	Greenbrier Business		Pro Forma
	June 30, 2021 (a)	Center Acquisition (b)		June 30, 2021
	(Unaudited)	(Unaudited)		(Unaudited)
ASSETS
Investment properties, net	$56,344,501	$6,896,803	(c)	$63,241,304
Cash	10,868,459	(3,097,162)	(d)	7,771,297
Restricted cash	2,921,630	150,000	(e)	3,071,630
Rent and other receivables, net of allowance	387,911	-		387,911
Assets held for sale	22,093,805	-		22,093,805
Unbilled rent	817,011	-		817,011
Intangible assets, net	3,903,880	632,126	(f)	4,536,006
Other assets	231,993	-		231,993
Total Assets	$97,569,190	$4,581,767		$102,150,957

LIABILITIES
Accounts payable and accrued liabilities	$1,896,609	$-		$1,896,609
Intangible liabilities, net	1,791,200	100,167	(f)	1,891,367
Line of credit, short term, net	-	-		-
Notes payable	-	-		-
Convertible debentures, net	-	-		-
Mortgages payable, net	46,686,174	4,481,600	(g)	51,167,774
Mortgages payable, net, associated with assets held for sale	17,976,368	-		17,976,368
Mandatorily redeemable preferred stock, net	4,123,236	-		4,123,236
Total Liabilities	$72,473,587	$4,581,767		$77,055,354

EQUITY
Common stock	$160,524	$-		$160,524
Additional paid-in capital	49,645,428	-		49,645,428
Offering costs	(3,298,752)	-		(3,298,752)
Accumulated deficit	(22,259,474)	-		(22,259,474)
Total Shareholders' Equity	24,247,726	-		24,247,726
Noncontrolling interests - Hampton Inn Property	(206,128)	-		(206,128)
Noncontrolling interests - Hanover Square Property	167,977	-		167,977
Noncontrolling interests - Operating Partnership	886,028	-		886,028
Total Equity	$25,095,603	$-		$25,095,603
Total Liabilities and Equity	$97,569,190	$4,581,767		$102,150,957

See the accompanying notes to unaudited pro forma consolidated balance sheet

MEDALIST DIVERSIFIED REIT, INC.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

AS OF JUNE 30, 2021

Notes to unaudited pro forma consolidated balance sheet as of June 30, 2021

(a)	Historical financial information was derived from the unaudited condensed consolidated financial statements of the Company as of June 30, 2021.

(b)	Represents the acquisition of the Greenbrier Business Center as if it had occurred on June 30, 2021. Greenbrier Business Center was acquired by MDR Greenbrier, LLC, a wholly owned subsidiary of Medalist Diversified Holdings, LP (the “Operating Partnership”), of which the Company is the General Partner, on August 27, 2021. The net purchase price of the property was $7,250,000 plus capitalized closing and acquisition costs of $178,763.

(c)	Amounts recorded to investment properties include tangible assets acquired at closing, including land, site improvements, building and tenant improvements and are recorded at fair value in accordance with Accounting Standards Codification (“ASC”) 805.

(d)	The acquisition cost, net of debt, was funded with $3,097,162 in cash from the Company.

(e)	Represents restricted cash deposited into an operating escrow at closing.

(f)	Represents the fair value of lease intangibles, including leasing commissions, leases in place, above market leases, below market leases and legal and marketing costs associated with replacing existing leases, recorded at fair value in accordance with ASC 805.

(g)	The Company assumed a mortgage payable from the seller of the property totaling $4,495,000 with deferred financing costs totaling $13,400, which are presented as a direct reduction of the associated debt.

Medalist Diversified REIT, Inc. and Subsidiaries

Unaudited Pro Forma Consolidated Statements of Operations

For the six months ended June 30, 2021

		Pro Forma		Pro Forma
	Historical	Adjustments		Adjustments		Pro Forma
	Six Months Ended	Lancer Center		Greenbrier Business		Six Months Ended
	June 30, 2021 (a)	Acquisition (b)		Center Acquisition (c)		June 30, 2021
	(unaudited)	(unaudited)		(unaudited)		(unaudited)
REVENUE
Retail center property revenues	$2,165,172	$383,869	(i)	$-		$2,549,041
Retail center property tenant reimbursements	389,818	32,487	(ii)	-		422,305
Flex center property revenues	279,411	-		345,617	(i)	625,028
Flex center property tenant reimbursements	87,010	-		54,153	(ii)	141,163
Hotel property room revenues	2,708,142	-		-		2,708,142
Hotel property other revenues	20,561	-		-		20,561
Total Revenue	$5,650,114	$416,356		$399,770		$6,466,240

OPERATING EXPENSES
Retail center property operating expenses	$681,764	$101,022	(iii)	$-	(iii)	$863,440
Flex center property operating expenses	118,804	-		80,654		118,804
Hotel property operating expenses	1,772,584	-		-		1,772,584
Bad debt expense	3,196	-		-		3,196
Share based compensation expenses	149,981	-		-		149,981
Legal, accounting and other professional fees	801,405	-		-		801,405
Corporate general and administrative expenses	172,667	-		-		172,667
Depreciation and amortization	1,423,610	343,122	(iv)	332,330	(iv)	2,099,062
Total Operating Expenses	5,124,011	444,144		412,984		5,981,139
Operating Income (Loss)	526,103	(27,789)		(13,214)		485,101
Interest expense	3,658,428	105,389	(v)	91,284	(v)	3,855,101
Net Loss from Operations	(3,132,325)	(133,177)		(104,498)		(3,370,000)
Other income (loss)	183,759	-		-		183,759
Net Loss	(2,948,566)	(133,177)		(104,498)		(3,186,241)
Less: Net loss attributable to Hampton Inn Property noncontrolling interests	18,255	-		-		18,255
Less: Net loss attributable to Hanover Square Property noncontrolling interests	(9,807)	-		-		(9,807)
Less: Net income (loss) attributable to Operating Partnership noncontrolling interests	3,473	(3,369)	(vi)	(2,644)	(vi)	(2,540)
Net Loss Attributable to Medalist Common Shareholders	$(2,960,487)	$(129,808)		$(101,854)		$(3,192,149)

Loss per share from operations - basic and diluted	$(0.29)					$(0.32)

Weighted-average number of shares - basic and diluted	10,133,257					10,133,257

Dividends declared per common share	$-					$-

See notes to unaudited pro forma consolidated financial statements

MEDALIST DIVERSIFIED REIT, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2021

Notes to unaudited pro forma consolidated statement of operations for the six months ended June 30, 2021

(a)	Historical financial information was derived from the unaudited condensed consolidated financial statements of the Company for the six months ended June 30, 2021.

(b)	Adjustments to give effect to the acquisition of the Lancer Center on May 18, 2021 as if the acquisition had occurred on January 1, 2021. For the six months ended June 30, 2021, this column includes pro forma operating results for the period from January 1, 2021 through the acquisition date of May 18, 2021. Actual operating results for the period from May 19, 2021 through June 30, 2021 are included in the historical financial information for the six months ended June 30, 2021.

(i)	Represents rental revenues for Lancer Center that would have been recognized for the period from January 1, 2021 through the acquisition date of May 18, 2021, based on the terms of leases for tenants that are currently in place. Rental revenues are presented on a straight-line basis and include an adjustment of $2,900 in estimated net amortization of above and below market leases.

(ii)	Represents tenant reimbursement revenues for Lancer Center that would have been recognized for the period from January 1, 2021 through the acquisition date of May 18, 2021.

(iii)	Represents operating expenses for Lancer Center for the period from January 1, 2021 through the acquisition date of May 18, 2021, based on historical operations of the previous owner, but excluding asset management fees which are already included as an expense in the historical financial information referenced in (a), above. Property management fees have been adjusted to reflect the Company’s management agreement with the property manager who will manage Lancer Center after its acquisition.

(iv)	Represents depreciation and amortization expense for Lancer Center for the period from January 1, 2021 through the acquisition date of May 18, 2021, as if the Company had acquired Lancer Center on January 1, 2021. Depreciation expense is calculated using the straight-line method over the estimated remaining useful life of 14.2 years for the building and 7.5 years for land improvements. Tenant improvements are amortized utilizing the straight-line method over the term of the related lease or occupancy term of the tenant, if shorter. Intangible assets such as in-place lease value and other lease-related intangibles are recorded at fair value and are amortized over the remaining terms of the underlying leases.

(v)	Represents interest expense on the mortgage payable for the period from January 1, 2021 through the acquisition date of May 18, 2021 as if the mortgage was outstanding during this period. Interest expense on the mortgage payable is based on the principal amount of $6,565,000 and is calculated based on an amortization period of 25 years at the stated annual rate of 4.0%. Interest expense includes amortization of deferred financing costs using the straight-line method, which approximates to the effective interest method, over the term of the loan (five years).

(vi)	Represents the Operating Partnership’s 2.53 percent weighted average noncontrolling ownership interest’s share of the Lancer Center net loss for the six months ended June 30, 2021.

(c)	Adjustments to give effect to the acquisition of the Greenbrier Business Center as if the acquisition had occurred on January 1, 2021.

(i)	Represents rental revenues for the Greenbrier Business Center that would have been recognized for the six months ended June 30, 2021, based on the terms of leases for tenants that are currently in place. Rental revenues are presented on a straight-line basis and include an adjustment of $22,728 in estimated net amortization of above and below market leases.

(ii)	Represents tenant reimbursement revenues for the Greenbrier Business Center that would have been recognized for the six months ended June 30, 2021.

(iii)	Represents operating expenses for the Greenbrier Business Center for the six months ended June 30, 2021, based on historical operations of the previous owner, but excluding asset management fees which are already included as an expense in the historical financial information referenced in (a), above. Property management fees have been adjusted to reflect the Company’s management agreement with the property manager who will manage the Greenbrier Business Center after its acquisition.

(iv)	Represents depreciation and amortization expense for the Greenbrier Business Center for the six months ended June 30, 2021, as if the Company had acquired the Greenbrier Business Center on January 1, 2021. Depreciation expense is calculated using the straight-line method over the estimated remaining useful life of 26 years for the building and 10 years for land improvements. Tenant improvements are amortized utilizing the straight-line method over the term of the related lease or occupancy term of the tenant, if shorter. Intangible assets such as in-place lease value and other lease-related intangibles are recorded at fair value and are amortized over the remaining terms of the underlying leases.

(v)	Represents interest expense on the mortgage payable for the six months ended June 30, 2021, as if the mortgage was outstanding for the full six months ended June 30,2021. Interest expense on the mortgage payable is based on the principal amount of $4,495,000 and is calculated based on an interest only period for the first 12 months of the mortgage term at the stated annual rate of 4.0%. Interest expense includes amortization of deferred financing costs using the straight-line method, which approximates to the effective interest method, over the term of the loan (five years).

(vi)	Represents the Operating Partnership’s 2.53 percent weighted average noncontrolling ownership interest’s share of the Greenbrier Business Center net loss for the six months ended June 30, 2021.

Medalist Diversified REIT, Inc. and Subsidiaries

Unaudited Pro Forma Consolidated Statements of Operations

For the year ended December 31, 2020

		Pro Forma		Pro Forma
	Historical	Adjustments		Adjustments		Pro Forma
	Year Ended	Lancer Center		Greenbrier Business		Year Ended
	December 31, 2020 (a)	Acquisition (b)		Center Acquisition (c)		December 31, 2020
		(unaudited)		(unaudited)		(unaudited)
REVENUE
Retail center property revenues	$4,284,779	$1,040,376	(i)	$-		$5,325,155
Retail center property tenant reimbursements	867,371	129,905	(ii)	-		997,276
Flex center property revenues	559,641	-		579,111	(i)	1,138,752
Flex center property tenant reimbursements	227,193	-		106,337	(ii)	333,530
Hotel property room revenues	3,207,405	-		-		3,207,405
Hotel property other revenues	129,771	-		-		129,771
Total Revenue	$9,276,160	$1,170,281		$685,448		$11,131,889

OPERATING EXPENSES
Retail center property operating expenses	$1,362,532	$299,322	(iii)	$-	(iii)	$1,850,767
Flex center property operating expenses	231,209	-		188,913		231,209
Hotel property operating expenses	3,164,646	-		-		3,164,646
Bad debt expense	431,143	-		-		431,143
Share based compensation expenses	569,995	-		-		569,995
Legal, accounting and other professional fees	1,258,863	-		-		1,258,863
Corporate general and administrative expenses	300,641	-		-		300,641
Loss on impairment	223,097	-		-		223,097
Impairment of assets held for sale	3,494,058	-		-		3,494,058
Depreciation and amortization	3,981,874	919,024	(iv)	610,927	(iv)	5,511,825
Total Operating Expenses	15,018,058	1,218,346		799,840		17,036,244
Operating Loss	(5,741,898)	(48,065)		(114,392)		(5,904,355)
Interest expense	3,960,626	288,390	(v)	182,568	(v)	4,431,584
Net Loss from Operations	(9,702,524)	(336,455)		(296,960)		(10,335,939)
Other income (loss)	120,982	-		-		120,982
Net Loss	(9,581,542)	(336,455)		(296,960)		(10,214,957)
Less: Net loss attributable to Hampton Inn Property noncontrolling interests	(1,131,765)	-		-		(1,131,765)
Less: Net loss attributable to Hanover Square Property noncontrolling interests	(23,167)	-		-		(23,167)
Less: Net loss attributable to Operating Partnership noncontrolling interests	(246,001)	(14,838)	(vi)	(13,096)	(vi)	(273,935)
Net Loss Attributable to Medalist Common Shareholders	$(8,180,609)	$(330,803)		$(283,864)		$(8,786,090)

Loss per share from operations - basic and diluted	$(1.74)					$(1.87)

Weighted-average number of shares - basic and diluted	4,709,980					4,709,980

Dividends declared per common share	$0.125					$0.125

See notes to unaudited pro forma consolidated financial statements

MEDALIST DIVERSIFIED REIT, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2020

Notes to unaudited pro forma consolidated statement of operations for the year ended December 31, 2020

(a)	Historical financial information was derived from the audited condensed consolidated financial statements of the Company for the year ended December 31, 2020.

(b)	Adjustments to give effect to the acquisition of the Lancer Center as if the acquisition had occurred on January 1, 2020.

(i)	Represents rental revenues for Lancer Center that would have been recognized for the year ended December 31, 2020 based on the terms of leases for tenants that are currently in place. Rental revenues are presented on a straight-line basis and include an adjustment of $24,366 in estimated net amortization of above and below market leases.

(ii)	Represents tenant reimbursement revenues for Lancer Center that would have been recognized for the year ended December 31, 2020.

(iii)	Represents operating expenses for Lancer Center for the year ended December 31, 2020, based on historical operations of the previous owner, but excluding asset management fees which are already included as an expense in the historical financial information referenced in (a), above. Property management fees have been adjusted to reflect the Company’s management agreement with the property manager who will manage Lancer Center after its acquisition.

(iv)	Represents depreciation and amortization expense for Lancer Center for the year ended December 31, 2020 as if the Company had acquired Lancer Center on January 1, 2020. Depreciation expense is calculated using the straight-line method over the estimated remaining useful life of 14.2 years for the building and 7.5 years for land improvements. Tenant improvements are amortized utilizing the straight-line method over the term of the related lease or occupancy term of the tenant, if shorter. Intangible assets such as in-place lease value and other lease-related intangibles are recorded at fair value and are amortized over the remaining terms of the underlying leases.

(v)	Represents interest expense on the mortgage payable for the year ended December 31, 2020 as if the mortgage payable was outstanding for the full 12 months of 2020. Interest expense on the mortgage payable is based on the principal amount of $6,565,000 and is calculated based on an amortization period of 25 years at the stated annual rate of 4.0%. Interest expense includes amortization of deferred financing costs using the straight-line method, which approximates to the effective interest method, over the term of the loan (five years).

(vi)	Represents the Operating Partnership’s 4.41 percent weighted average noncontrolling ownership interest’s share of the Lancer Center net loss for 2020.

(c)	Adjustments to give effect to the acquisition of the Greenbrier Business Center as if the acquisition had occurred on January 1, 2020.

(i)	Represents rental revenues for the Greenbrier Business Center that would have been recognized for the year ended December 31, 2020 based on the terms of leases for tenants that are currently in place. Rental revenues are presented on a straight-line basis and include an adjustment of $45,456 in estimated net amortization of above and below market leases.

(ii)	Represents tenant reimbursement revenues for the Greenbrier Business Center that would have been recognized for the year ended December 31, 2020.

(iii)	Represents operating expenses for Greenbrier Business Center for the year ended December 31, 2020, based on historical operations of the previous owner, but excluding asset management fees which are already included as an expense in the historical financial information referenced in (a), above. Property management fees have been adjusted to reflect the Company’s management agreement with the property manager who will manage Greenbrier Business Center after its acquisition.

(iv)	Represents depreciation and amortization expense for Greenbrier Business Center for the year ended December 31, 2020 as if the Company had acquired Greenbrier Business Center on January 1, 2020. Depreciation expense is calculated using the straight-line method over the estimated remaining useful life of 26 years for the building and 10 years for land improvements. Tenant improvements are amortized utilizing the straight-line method over the term of the related lease or occupancy term of the tenant, if shorter. Intangible assets such as in-place lease value and other lease-related intangibles are recorded at fair value and are amortized over the remaining terms of the underlying leases.

(v)	Represents interest expense on the mortgage payable for the year ended December 31, 2020 as if the mortgage payable was outstanding for the full 12 months of 2020. Interest expense on the mortgage payable is based on the principal amount of $4,495,000 and is calculated based on an interest only period for the first 12 months of the mortgage term at the stated annual rate of 4.0%. Interest expense includes amortization of deferred financing costs using the straight-line method, which approximates to the effective interest method, over the term of the loan (five years).

(vi)	Represents the Operating Partnership’s 4.41 percent weighted average noncontrolling ownership interest’s share of the Greenbrier Business Center net loss for 2020.